EXHIBIT 10.1

SECOND AMENDMENT TO TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) made as of the 21st day of August, 2013, by and among KITE REALTY GROUP, L.P., a Delaware limited partnership (“Borrower”), KITE REALTY GROUP TRUST, a real estate investment trust formed under the laws of the State of Maryland (“REIT”), the Subsidiaries executing below as Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent, the Lenders and certain other parties entered into that certain Term Loan Agreement dated as of April 30, 2012, as amended by that certain First Amendment to Term Loan Agreement dated as of February 26, 2013 (as amended, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions.  All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2. Modification of the Credit Agreement.  Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a) By deleting the number “$115,000,000.00” appearing in the first “WHEREAS” paragraph on page 1 of the Credit Agreement, and inserting in lieu thereof the number “$230,000,000.00”.

(b) By deleting in their entirety the definitions of “Applicable Margin”, “Borrowing Base”, “Termination Date” and “Term Loan”, appearing in Section 1.1. of the Credit Agreement, and inserting in lieu thereof the following:

“Applicable Margin” means (a) as of any date of determination prior to such time as Administrative Agent receives written notice that Parent or Borrower has first obtained an Investment Grade Rating from a Rating Agency, the percentage rate set forth below corresponding to the Leverage Ratio in effect at such time:

Level	Leverage Ratio	Applicable Margin For LIBOR Loans	Applicable Margin For Base Rate Loans
1	Less than or equal to 45%	1.45%	0.45%
2	Greater than 45% but less than or equal to 50.0%	1.65%	0.65%
3	Greater than 50.0% but less than or equal to 55.0%	1.80%	0.80%
4	Greater than 55.0% but less than or equal to 60.0%	2.00%	1.00%
5	Greater than 60.0%	2.45%	1.45%

The Applicable Margin shall be determined by the Agent under this clause (a) from time to time, based on the Leverage Ratio as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 9.3.  Any adjustment to the Applicable Margin shall be effective (i) in the case of a Compliance Certificate delivered in connection with quarterly financial statements of the Parent delivered pursuant to Section 9.3., as of the date 50 days following the end of the last day of the applicable fiscal period covered by such Compliance Certificate, and (ii) in the case of a Compliance Certificate delivered in connection with annual financial statements of the Parent delivered pursuant to Section 9.3., as of the date 95 days following the end of the last day of the applicable fiscal period covered by such Compliance Certificate.  If the Borrower shall fail to deliver a Compliance Certificate within the time period required under Section 9.3., the Applicable Margin shall be determined based on Level 5 until the Borrower delivers the required Compliance Certificate, in which case the Applicable Margin shall be determined as provided above effective as of the date of delivery of such Compliance Certificate.  If the Borrower shall deliver a Compliance Certificate which is subsequently determined to be incorrect and, if correct when delivered, would have resulted in a higher Applicable Margin, Borrower shall pay to the Agent, within five (5) days after demand, any additional interest that would have accrued and been payable on any Loans using such higher Applicable Margin during the period that such lower Applicable Margin was applied incorrectly.

(b)           From and after the time that Administrative Agent receives written notice from Parent or Borrower that Parent or Borrower has first obtained an Investment Grade Rating from a Rating Agency, “Applicable Margin” shall mean, as of any date of determination, a percentage per annum determined by reference to the Credit Rating Level as set forth below (provided that any interest accrued prior to receipt of such notice that is payable at the Applicable Margin determined by reference to the Leverage Ratio shall be payable as provided in Section 2.4.):

Pricing Level	Credit Rating Level	Applicable Margin for LIBOR Rate Loans	Applicable Margin for Base Rate Loans
1	Credit Rating Level 1	1.05%	0.05%
2	Credit Rating Level 2	1.15%	0.15%
3	Credit Rating Level 3	1.30%	0.30%
4	Credit Rating Level 4	1.65%	0.65%
5	Credit Rating Level 5	2.05%	1.05%

The Applicable Margin for each Base Rate Loan shall be determined by reference to the Credit Rating Level in effect from time to time, and the Applicable Margin for any Interest Period for all LIBOR Loans comprising part of the same LIBOR tranche shall be determined by reference to the Credit Rating Level in effect on the first day of such Interest Period; provided, however, that no change in the Applicable Margin resulting from the application of the Credit Rating Levels or a change in the Credit Rating Level shall be effective until three (3) Business Days after the date on which the Administrative Agent receives written notice of the application or change of the Credit Rating Levels pursuant to Section 9.4.(o) or receives written notice from the applicable Rating Agency of the application or a change in such Credit Rating Level, or otherwise confirms such application or change through information made publicly available by such Rating Agency.  From and after the first time that the Applicable Margin is based on Parent’s or Borrower’s Investment Grade Rating, the Applicable Margin shall no longer be calculated by reference to the Leverage Ratio.

“Borrowing Base” as of any date, the lesser of (a) an amount equal to sixty-two and one-half percent (62.5%) of the then-current Unencumbered Pool Value, and (b) the maximum principal amount of debt which would not cause the Borrowing Base Debt Service Coverage Ratio to be less than 1.40 to 1.  The Borrowing Base shall equal $0 if at any time (i) there are fewer than fifteen (15) Eligible Unencumbered Pool Properties or (ii) the Unencumbered Pool Value is less than $320,000,000.

“Termination Date” means August 21, 2018 or such later date to which the Termination Date may be extended pursuant to Section 2.12.

“Term Loan” means an individual term loan or the aggregate term loans, as the case may be, in the maximum principal amount of $230,000,000.00 made by the Lenders hereunder pursuant to Section 2.1, as such maximum principal amount may be increased pursuant to Section 2.11.

(c) By inserting the following new definitions in Section 1.1. of the Credit Agreement, in appropriate alphabetical order:

“Credit Rating” means, as of any date of determination, the highest of the credit ratings (or their equivalents) then assigned to Parent’s or Borrower’s long-term senior unsecured non-credit enhanced debt by any of the Rating Agencies.  A credit rating of BBB- from S&P is equivalent to a credit rating of Baa3 from Moody’s and vice versa.  A credit rating of BBB from S&P is equivalent to a credit rating of Baa2 from Moody’s and vice versa.  It is the intention of the parties that if Parent or Borrower only has one credit rating in effect from a Rating Agency, then such rating shall apply.  If Parent or Borrower shall have obtained a credit rating from both of the Rating Agencies, the highest of the credit ratings shall control.  If Parent or Borrower shall have obtained a credit rating from one or more of the Rating Agencies and shall thereafter lose such credit rating (whether as a result of a withdrawal, suspension, election to not obtain a rating, or otherwise) from all of the Rating Agencies that have provided a credit rating, the Parent or Borrower shall be deemed for the purposes hereof not to have a credit rating.  If at any time both of the Rating Agencies or any Rating Agency which has issued a credit rating of Parent or Borrower shall no longer perform the functions of a securities rating agency, then the Borrower and the Administrative Agent shall promptly negotiate in good faith to agree upon a substitute rating agency or agencies (and to correlate the system of ratings of each such substitute rating agency with that of the rating agency being replaced) and, pending such amendment, (i) in the case of a cessation of the functions of the Rating Agencies that have provided a credit rating, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such cessation and (ii) in the case of a cessation of function of one Rating Agency and not another Rating Agency that has provided a credit rating, the Credit Rating of the other of the Rating Agencies shall continue to apply.

“Credit Rating Level” means one of the following five pricing levels, as applicable, and provided that, from and after the time that Administrative Agent receives written notice that Parent or Borrower has first obtained an Investment Grade Rating from at least one of the Rating Agencies, during any period that the Parent has no Credit Rating Level, Credit Rating Level 5 shall be the applicable Credit Rating Level:

“Credit Rating Level 1” means the Credit Rating Level which would be applicable for so long as the Credit Rating is greater than or equal to A- by S&P or A3 by Moody’s;

“Credit Rating Level 2” means the Credit Rating Level which would be applicable for so long as the Credit Rating is greater than or equal to BBB+ by S&P or Baa1 by Moody’s and Credit Rating Level 1 is not applicable;

“Credit Rating Level 3” means the Credit Rating Level which would be applicable for so long as the Credit Rating is greater than or equal to BBB by S&P or Baa2 by Moody’s and Credit Rating Levels 1 and 2 are not applicable;

“Credit Rating Level 4” means the Credit Rating Level which would be applicable for so long as the Credit Rating is greater than or equal to BBB- by S&P or Baa3 by Moody’s and Credit Rating Levels 1, 2 and 3 are not applicable; and

“Credit Rating Level 5” means the Credit Rating Level which would be applicable for so long as the Credit Rating is less than BBB- by S&P or Baa3 by Moody’s or there is no Credit Rating.

“Extension Request” has the meaning set forth in Section 2.12.

“Investment Grade Rating” means a Credit Rating of BBB- or better by S&P or Baa3 or better by Moody’s.

“Rating Agencies” means S&P and Moody’s, collectively, and “Rating Agency” means S&P or Moody’s.

(d) By deleting in its entirety Section 2.7.(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a)           Optional.  The Borrower shall have the right, at its election, to prepay the outstanding amount of the applicable Loans, as a whole or in part, without a prepayment premium or penalty; provided, that if any full or partial prepayment of the outstanding amount of any LIBOR Loan is made other than on the last day of the Interest Period relating thereto, such prepayment shall be accompanied by the payment of any amounts required to compensate the Lenders for any losses, costs or expenses which may reasonably be incurred as a result of such prepayment.  The Borrower shall give the Agent, no later than 10:00 a.m., Cleveland time, at least five (5) Business Days’ prior written notice of any prepayment pursuant to this Section 2.7., in each case specifying the proposed date of payment of the Loan and the principal amount to be paid.”

(e) By deleting in its entirety the number “$125,000,000” appearing in the fifth (5th) line of Section 2.11. of the Credit Agreement, and inserting in lieu thereof the number “$300,000,000”.

(f) By inserting the following as Section 2.12. of the Credit Agreement:

“Section 2.12.                                Extension of Termination Date.

The Borrower shall have the right, exercisable one time, to extend the Termination Date to February 21, 2019.  The Borrower may exercise such right only by executing and delivering to the Agent at least 90 days prior to the current Termination Date, a written request for such extension (an “Extension Request”).  The Agent shall forward to each Lender a copy of the Extension Request delivered to the Agent promptly upon receipt thereof.  Subject to satisfaction of the following conditions, the Termination Date shall be extended as provided above:  (a) at the time of such notice, immediately prior to such extension and immediately after giving effect thereto, (i) no Default or Event of Default shall exist and (ii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents and (b) the Borrower shall have paid the Fees payable under Section 3.6.(b).”

(g) By deleting in its entirety Section 3.6. of the Credit Agreement and inserting in lieu thereof the following:

“Section 3.6.                      Fees.

(a)           The Borrower agrees to pay the administrative and other fees of the Agent and the Arrangers as may be agreed to in writing by the Borrower, the Agent and the Arrangers from time to time.

(b)           If the Borrower exercises its right to extend the Termination Date in accordance with Section 2.12., the Borrower agrees to pay to the Agent for the account of each Lender a fee equal to fifty hundredths of one percent (0.50%) of the amount of such Lender’s outstanding Loans at the time of such extension.  Such fee shall be due and payable in full on the date the Agent receives the Extension Request pursuant to such Section.”

(h) By deleting in its entirety Section 8.15. of the Credit Agreement;

(i) By deleting the word “and” appearing at the end of Section 9.4.(n) of the Credit Agreement, by renumbering Section 9.4.(o) of the Credit Agreement as Section 9.4.(p), and inserting the following as Section 9.4.(o) of the Credit Agreement:

“(o)           Credit Rating.  Promptly upon becoming aware thereof, notice of a change in the Credit Rating given by a Rating Agency or any announcement that any rating is “under review” or that such rating has been placed on a watch list or that any similar action has been taken by a Rating Agency; and”

(j) By inserting the words “(other than pursuant to an extension of the Termination Date pursuant to Section 2.12.)” after the words “or portions thereof owing to such Lender” in clause (ii) of the proviso in the fourth sentence of Section 13.5.(c) of the Credit Agreement.

(k) By deleting in its entirety Section 13.6.(b)(iv) of the Credit Agreement and inserting in lieu thereof the following:

“(iv)           modify the definition of the term “Termination Date” (except as provided in Section 2.12.) or otherwise postpone any date fixed for any payment of any principal of, or interest on, any Loans or any other Obligations (including the waiver of any Default or Event of Default as a result of the nonpayment of any such Obligations as and when due)(which action shall be deemed only to affect those Lenders the Termination Date of whose Commitments or other such date for payment are postponed or extended);”

3. Commitments.

(a) Borrower and Guarantors hereby acknowledge and agree that as of the effective date of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Commitment shall be the amount set forth on Schedule 2 attached hereto.  In connection with this Amendment, each of JPMorgan Chase Bank, N.A., U.S. Bank National Association, Regions Bank, SunTrust Bank, and Fifth Third Bank, an Ohio banking corporation (each individually a “New Lender” and collectively, the “New Lenders”) shall be issued a Note in the principal face amount of its Commitment, which will be a “Note” under the Credit Agreement, and each New Lender shall be a Lender under the Credit Agreement.

(b) By its signature below, each New Lender, subject to the terms and conditions hereof, hereby agrees to perform all obligations with respect to its respective Commitment as if such New Lender were an original Lender under and signatory to the Credit Agreement having a Commitment, as set forth above, equal to its respective Commitment, which obligations shall include, but shall not be limited to, the obligation to make Loans to the Borrower with respect to its Commitment as of the effective date of this Amendment, and the obligation to indemnify the Agent as provided in the Credit Agreement.  Each New Lender makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Article XII of the Credit Agreement.  Without limiting the foregoing, each New Lender (a) represents and warrants that (i) it is legally authorized to enter into this Amendment, (ii) it is an “accredited investor” (as such term is used in Regulation D of the Securities Act), (b) confirms it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to become a party to and be bound by the Credit Agreement, (c) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (d) agrees that it hereby becomes a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender.  Each of the Lenders, including the New Lenders, acknowledges and confirms that its address for its lending office is as set forth on Schedule 2 attached hereto.  Not in limitation of the foregoing, each New Lender acknowledges and agrees that the Agent and the other Lenders are making no representations or warranties with respect to, and each New Lender hereby releases and discharges the Agent and the other Lenders for any responsibility or liability for:  (i) the present or future solvency or financial condition of the Borrower, any Subsidiary or any other Loan Party, (ii) any representations, warranties, statements or information made or furnished by the Borrower, any Subsidiary or any other Loan Party in connection with the Credit Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Credit Agreement, any other Loan Document or any other document or instrument executed in connection therewith, or the collectability of the Obligations, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the Obligations under the Notes or the Credit Agreement and (v) the performance or failure to perform by the Borrower or any other Loan Party of any obligation under the Credit Agreement or any other Loan Document to which it is a party.  Further, each New Lender acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof, or any of the other Lenders and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement.  Each New Lender also acknowledges that it will, independently and without reliance upon the Agent or any of the other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Documents or pursuant to any other obligation.  Except as expressly provided in the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide each New Lender with any credit or other information with respect to the Borrower or any other Loan Party or to notify each New Lender of any Default or Event of Default.  No New Lender has relied on the Agent as to any legal or factual matter in connection herewith or in connection with the transactions contemplated hereunder or thereunder.

4. References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

5. Acknowledgment of Borrower and Guarantors.  Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms (except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity), and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

6. Representations and Warranties.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization.  The execution, delivery and performance of this Amendment and any agreements executed and delivered in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties or to which any of the Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors.

(b) Enforceability.  The execution and delivery of this Amendment and any agreements executed and delivered in connection herewith are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals.  The execution, delivery and performance of this Amendment and any agreements executed and delivered in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.

(d) Reaffirmation.  Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

7. No Default.  By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

8. Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

9. Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein.  Guarantors hereby consent to the terms of this Amendment.  Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

10. Effective Date.  This Amendment shall be deemed effective and in full force and effect as of the date hereof upon satisfaction of the following conditions:

(a) the execution and delivery of this Amendment by Borrower, Guarantors, Agent and all of the Lenders;

(b) An opinion of counsel to the Borrower and the Guarantors addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;

(c) A Note duly executed by the Borrower in favor of each New Lender in the amount set forth next to such Lender's name on Schedule 2 attached hereto;

(d) Evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and

(e) Such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request.

The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 13.2. of the Credit Agreement.  All interest and fees accrued prior to the date of this Amendment under provisions of the Credit Agreement modified by this Amendment shall remain payable at the due dates set forth in the Credit Agreement.

11. Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

12. Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

13. MISCELLANEOUS.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

KITE REALTY GROUP, L.P., a Delaware limited partnership

By:	Kite Realty Group Trust, its sole General Partner

By:  /s/ Daniel R. Sink
Daniel R. Sink, Executive Vice President and Chief Financial Officer

REIT:

KITE REALTY GROUP TRUST

By:                 /s/ Daniel R. Sink
Name:            Daniel R. Sink
Title:              Executive Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS:

EACH GUARANTOR WHICH IS A SUBSIDIARY AS LISTED ON SCHEDULE 1

By:	Kite Realty Group, L.P., the sole member of each such Guarantor

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG COURTHOUSE SHADOWS, LLC

By:	KRG Courthouse Shadows I, LLC, its sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:	/s/ Daniel R. Sink
Name:	Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

CORNER ASSOCIATES, LP

By:	KRG Corner Associates, LLC, its sole general partner

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:              /s/ Daniel R. Sink
Name:         Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KITE REALTY EDDY STREET LAND, LLC

By:           Kite Realty Holding, LLC, its sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KITE REALTY NEW HILL PLACE, LLC
KITE REALTY PEAKWAY AT 55, LLC

By:           Kite Realty Development, LLC, their sole member

By:           Kite Realty Holding, LLC, its sole member

By:	Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KRG CEDAR HILL VILLAGE, LP
KRG PIPELINE POINTE, LP
KRG SUNLAND II, LP

By:           KRG Texas, LLC, their sole general partner

By:           KRG Capital, LLC, its sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

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KRG MARKET STREET VILLAGE, LP

By:           KRG Market Street Village I, LLC, its sole general partner

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:              /s/ Daniel R. Sink
Name:         Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KRG SAN ANTONIO, LP

By:           Kite San Antonio, LLC, its sole general partner

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KRG EAGLE CREEK III, LLC

KRG PANOLA II, LLC

By:           KRG Capital, LLC, their sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

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KRG CEDAR HILL PLAZA, LP

By:	KRG CHP Management, LLC, its sole general partner

By:        /s/ Daniel R. Sink
Name:   Daniel R. Sink
Title:     Executive Vice President and Chief Financial Officer

KRG CREC/KS PEMBROKE PINES, LLC

By:           KRG Pembroke Pines, LLC, its sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

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KRG PLAZA GREEN, LLC

By:           Kite McCarty State, LLC, its member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

By:           Preston Commons, LLP, its member

By:           Kite Realty Group, L.P., its managing partner

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

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KRG WOODRUFF GREENVILLE, LLC

By:           Kite McCarty State, LLC, its member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. .Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

By:           Kite Pen, LLC, its member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG COOL SPRINGS, LLC

By:           KRG CREC/KS Pembroke Pines, LLC, its sole member

By:           KRG Pembroke Pines, LLC, its sole member

By:           Kite Realty Group, L.P., its sole member

By:           Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, and as a Lender

By:           /s/ James Komperda

Name:      James Komperda

Title:       Vice President

[Signatures Continued On Next Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:      /s/ Winita Lau

Name:  Winita Lau

Title:    Vice President

[Signatures Continued On Next Page]

THE HUNTINGTON NATIONAL BANK

By:       /s/ Scott Childs

Name:  Scott Childs

Title:    Senior Vice President

[Signatures Continued On Next Page]

RAYMOND JAMES BANK, N.A. (f/k/a Raymond James Bank, FSB)

By:       /s/ Alexander L. Rody

Name:  Alexander L. Rody

Title:   Senior Vice President

[Signatures Continued On Next Page]

JPMORGAN CHASE BANK, N.A., as Documentation Agent and as a Lender

By:        /s/ Elizabeth Johnson

Name:   Elizabeth Johnson

Title:     Authorized Signer

[Signatures Continued On Next Page]

U.S. BANK NATIONAL ASSOCIATION as Documentation Agent and as a Lender

By:        /s/ Renee Lewis

Name:  Renee Lewis

Title:    Senior Vice President

[Signatures Continued On Next Page]

               BANK OF AMERICA, N.A., as Documentation Agent and as a Lender

By:        /s/ Anne Kruer

Name:   Anne Kruer

Title:     Vice President

[Signatures Continued On Next Page]

REGIONS BANK

By:        /s/ Kerri L. Raines

Name:   Kerri L. Raines

Title:     Vice President

[Signatures Continued On Next Page]

SUNTRUST BANK

By:        /s/ Daniel J. Reddy

Name:   Daniel J. Reddy

Title:     Senior Vice President

[Signatures Continued On Next Page]

FIFTH THIRD BANK, an Ohio banking corporation

By:        /s/ Michael Perillo

Name:   Michael Perillo

Title:     Officer

SCHEDULE 1

	Name of Subsidiary	State of Formation
1.	82 & Otty, LLC	Indiana
2.	Brentwood Land Partners, LLC	Indiana
3.	Eagle Plaza II, LLC	Indiana
4.	Glendale Centre, L.L.C.	Indiana
5.	Kite Eagle Creek, LLC	Indiana
6.	Kite Greyhound III, LLC	Indiana
7.	Kite Greyhound, LLC	Indiana
8.	Kite King’s Lake, LLC	Indiana
9.	Kite New Jersey, LLC	Delaware
10.	Kite Washington Parking, LLC	Indiana
11.	Kite West 86th Street II, LLC	Indiana
12.	KRG Bolton Plaza, LLC	Indiana
13.	KRG Castleton Crossing, LLC	Indiana
14.	KRG College I, LLC	Indiana
15.	KRG College, LLC	Indiana
16.	KRG Cool Creek Outlots, LLC	Indiana
17.	KRG Cove Center, LLC	Indiana
18.	KRG Eagle Creek IV, LLC	Indiana
19.	KRG Eastwood, LLC	Indiana
20.	KRG Eddy Street FS Hotel, LLC	Indiana
21.	KRG Estero, LLC	Indiana
22.	KRG Fox Lake Crossing, LLC	Delaware
23.	KRG Gainesville, LLC	Indiana
24.	KRG ISS LH OUTLOT, LLC	Indiana
25.	KRG Lithia, LLC	Indiana
26.	KRG New Hill Place, LLC	Indiana
27.	KRG Oleander, LLC	Indiana
28.	KRG Peakway at 55, LLC	Indiana
29.	KRG Rivers Edge, LLC	Indiana
30.	KRG Rivers Edge II, LLC	Indiana
31.	KRG Vero, LLC	Indiana
32.	KRG Waterford Lakes, LLC	Indiana
33.	Noblesville Partners, LLC	Indiana

SCHEDULE 2

LENDERS AND COMMITMENTS

Name and Address	Commitment
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: James Komperda Telephone: 770-510-2160 Facsimile: 770-510-2195	$30,000,000.00
Wells Fargo Bank, National Association 123 North Wacker Drive, Suite 1900 Chicago, Illinois 60606 Attn: Gail L. Duran Telephone: (312) 345-1923 Telecopy: (312) 782-0969	$30,000,000.00
JPMorgan Chase Bank, N.A. 10 S. Dearborn IL1-0958 Chicago, Illinois 60603 Attn: Elizabeth Johnson Telephone: (312) 325-5008 Telecopy: (312) 325-5174	$25,000,000.00
U.S. Bank National Association 209 South LaSalle Street, Suite 210 Chicago, Illinois 60604 Attn: Renee Lewis Telephone: (312) 325-8877 Telecopy: (312) 325-8852	$25,000,000.00
Bank of America, N.A. 30 S. Meridian Street, Suite 800 Indianapolis, Indiana 46204 Attn: Anne Kruer Telephone: (317) 612-6644 Telecopy: (317) 612-6643	$25,000,000.00

Name and Address	Commitment
Raymond James Bank, N.A. 710 Carillon Parkway St. Petersburg, Florida 33716 Attn: James Armstrong Telephone: (727) 567-7919 Telecopy: (866) 205-1396	$20,000,000.00
Regions Bank 6805 Morrison Blvd., Suite 210 Charlotte, North Carolina Attn: Kerri Raines Telephone: (704) 362-3564 Telecopy: (704) 362-3594	$20,000,000.00
SunTrust Bank 8330 Boone Blvd., 8th Floor Vienna, Virginia 22182 Attn: Daniel J. Reddy Telephone: (646) 632-3701 Telecopy: (703) 442-1570	$20,000,000.00
Fifth Third Bank 222 S. Riverside Plaza, 30th Floor Chicago, Illinois 60606 Attn: Michael Perillo Telephone: (312) 704-6829 Telecopy: (312) 704-7364	$20,000,000.00
The Huntington National Bank 200 Public Square, CM-17 Cleveland, Ohio 44114 Attn: Scott Childs Telephone: (216) 515-6529 Telecopy: (877) 824-9123	$15,000,000.00
TOTAL	$230,000,000.00